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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: May 11, 1999

                            COVENTRY INDUSTRIES CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

      FLORIDA                       000-22653                   65-0353816
  ---------------                  ------------                ---------------
  (State or other                  (Commission                  (IRS Employer
  jurisdiction of                  File Number)                Identification
  incorporation)                                                   Number)

                       1900 Corporate Blvd, Suite 400 East
                              Boca Raton, Fl 33431
                              --------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: 561-988-2544

                                (not applicable)
                                 --------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On May 10, 1999, Coventry Industries Corp. announced that effective on the close of business on May 7, 1999 that its common stock was delisted from the Nasdaq SmallCap Market and will begin trading on the OTC Bulletin Board. The Company received notification on May 7, 1999 that it had lost its hearing before the Nasdaq Listing Qualification Panel.

         Reference is made to the Company's press release dated May 10, 1999 filed as Exhibit 99.1 hereto and incorporated by reference herein.



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Item 7.           Financial Statements and Exhibits.


                  (c)      Exhibits.

No.                           Description
---                           -----------

99.1              Press Release dated May 10, 1999



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 1999                       By:   /s/ Robert Hausman
                                               ---------------------------------
                                               Robert Hausman, President and
                                               Chief Executive Officer